EXHIBIT 4.04

                      LETTER OF TRANSMITTAL

               SHOWBOAT MARINA CASINO PARTNERSHIP
               SHOWBOAT MARINA FINANCE CORPORATION

                        Offer to Exchange
                         All Outstanding
         13 1/2% Series A First Mortgage Notes Due 2003
     Aggregate Principal Amount of $140,000,000 Outstanding
                               for
         13 1/2% Series B First Mortgage Notes Due 2003

         Pursuant to the Prospectus dated June ___, 1996

THIS  EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY  TIME
ON  ________,  1996,  UNLESS EXTENDED  (THE  "EXPIRATION  DATE").
TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY  TIME,
ON THE EXPIRATION DATE.


     TO: AMERICAN BANK NATIONAL ASSOCIATION,  EXCHANGE AGENT

 BY HAND OR OVERNIGHT     BY FACSIMILE:        BY REGISTERED OR
       COURIER:                                CERTIFIED MAIL:
                         (612) 229-6415
American Bank National                       American Bank
Association                                  National Association
101 East 5th Street                          101 East 5th Street
St. Paul, Minnesota                          St. Paul, Minnesota
55101                 CONFIRM BY TELEPHONE   55101
Attention: Frank         (612) 229-2600      Attention: Frank
Leslie                                       Leslie


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS  SET
FORTH  ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER
THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he or she has received and reviewed a prospectus dated June __, 1996 (the "Prospectus"), of Showboat Marina Casino Partnership, an Indiana general partnership, and Showboat Marina Finance Corporation, a Nevada corporation (collectively the "Company"), and this Letter of
Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount at maturity of up to $140,000,000 of 13 1/2% Series B First Mortgage Notes due 2003 (the "New Notes") of the Company for a like principal amount at maturity of the issued and outstanding 13 1/2% Series A First Mortgage Notes due 2003 (the "Old Notes" and together with the New Notes, the "Notes") of the Company currently held by the Holders. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

     For each Old Note accepted for exchange and not validly withdrawn, the Holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. If (a) the Company fails to file any of the registration statements required by the Registration Rights Agreement on or before the date specified for such filing, (b) any of such registration statements is not declared effective by the Commission on or prior to the Effectiveness Target Date, or
(c) the Company fails to consummate the Exchange

Offer or file a shelf registration statement (if required) within 135 days of the Issuance Date, or (d) the shelf registration statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of Transfer Restricted Securities during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (a) through (d) above a "Registration Default"), then the Company will pay Liquidated Damages to each Holder of Old Notes, with respect to the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to $.05 per week per $1,000 principal amount of Old Notes held by such Holder. The amount of the Liquidated Damages will increase by an additional $.05 per week per $1,000 principal amount of Old Notes with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.50 per week per $1,000 principal amount of Old Notes. All accrued Liquidated Damages will be paid by the Company on each Damages Payment Date to the Global Note Holder by wire transfer of immediately available funds or by federal funds check and to Holders of certificated Old Notes by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease. Holders of New Notes, and, upon consummation of the Exchange Offer or declaration of effectiveness of a Shelf Registration Statement (provided such Shelf Registration Statement remains effective for the requisite period of time), Holders of Old Notes, will not be eligible to receive Liquidated Damages.

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the Holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be completed by a Holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer - Book-Entry Transfer." Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer
- - Guaranteed Delivery Procedures." See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     List  below the Old Notes to which this Letter relates.   If
the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.

                       DESCRIPTION OF OLD NOTES
                                     1             2             3

                                               Aggregate
                                               Principal     Principal
Name(s) and Address(es) of    Certificate      Amount at     Amount at
Registered Holders(s)          Number(s)<F1>   Maturity      Maturity
(Please fill in, if blank)                      of Old       Tendered<F2>
                                                 Notes




                                 Total

<F1> Need not be completed if Old Notes are being tendered by book-
     entry transfer.
<F2> Unless  otherwise indicated in this column,  a holder  will  be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof. See Instruction 1.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
     FOLLOWING:

     Name of Tendering Institution

     Account Number                 Transaction Code Number

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)

     Window Ticket Number (if any)

     Date of Execution of Notice of Guaranteed Delivery

     Name of Institution which guaranteed delivery

     IF DELIVERY BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number                Transaction Code Number

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:

     Address:



       PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact with full power of substitution, for purposes of delivering this Letter and the Old Notes to the Company. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Old Notes nor any such other person is engaged in, or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) of such New Notes and that neither the Holder of such Old Notes nor any such person is an "affiliate" of the Company within the meaning in Rule 405 ("Rule 405") under the Securities Act.

     The undersigned also acknowledges that this Exchange Offer is being made by the Company in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that in reliance on an interpretation by the staff of the SEC, a broker-dealer may fulfill his prospectus delivery requirements with respect to the New Notes (other than a resale of an unsold allotment from the original sale of the Old Notes) with the Prospectus which constitutes part of this Exchange Offer.

     The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer - Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained as the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

     THE    UNDERSIGNED,   BY   COMPLETING   THE   BOX   ENTITLED
"DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE
DEEMED  TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN  SUCH  BOX
ABOVE.


SPECIAL ISSUANCE INSTRUCTIONS     SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3 and 4)        (See Instructions 3 and 4)

  To be completed ONLY if To be completed ONLY if certificates for Old Notes not certificates for Old Notes not exchanged and/or New Notes are exchanged and/or New Notes are to be issued in the name of to be sent to someone other and sent to someone other than than the person or persons the person or persons whose whose signature(s) appear(s) signature(s) appear(s) on this on this Letter below or to
Letter below, or if Old  Notes    such  person or persons at  an
delivered     by    book-entry    address  other than  shown  in
transfer which are not the box entitled "Description accepted for exchange are to of Old Notes" on this Letter
be  returned by credit  to  an    above.
account maintained at the Book-
Entry  Transfer Facility other
than   the  account  indicated
above.
                                  Mail:   New  Notes and/or  Old
                                  Notes
Issue:   New Notes and/or  Old
Notes

Name(s):                          Name(s):
         (Please Type or Print)            (Please Type or Print)

         (Please Type or Print)            (Please Type or Print)

Address:                          Address:

              (Zip Code)                        (Zip Code)

   (Complete Substitute Form W-9)

[ ]  Credit unexchanged Old Notes
     delivered   by    book-entry
     transfer to  the  Book-Entry
     Transfer   Facility  account
     set forth below.

     (Book-Entry Transfer Facility
     Account Number, if applicable)

     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

          PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
           CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

             PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete Accompanying Substitute Form W-9)

Dated:                               , 1996

 X                                   , 1996

 X                                   , 1996
   Signature(s) of Owner(s)     Date

   Area Code and Telephone Number

  If  a  Holder is tendering any Old Notes,
this   Letter   must  be  signed   by   the
registered   Holder(s)   as   the   name(s)
appear(s) on the certificate(s) for the Old
Notes  or  by  any person(s) authorized  to
become registered Holder(s) by endorsements
and  documents  transmitted  herewith.   If
signature   is  by  a  trustee,   executor,
administrator, guardian, officer  or  other
person    acting   in   a   fiduciary    or
representative capacity, please set forth full title. See Instruction 3.

Name(s):

          (Please Type or Print)
Capacity:
Address:

           (Including Zip Code)

            SIGNATURE GUARANTEE
      (If required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:


          (Authorized Signature)

                  (Title)

              (Name and Firm)

Dated:

                        INSTRUCTIONS

 FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
                    REGARDING THE EXCHANGE OF
     13 1/2% SERIES B FIRST MORTGAGE NOTES DUE 2003 FOR THE
         13 1/2% SERIES A FIRST MORTGAGE NOTES DUE 2003
                               OF
               SHOWBOAT MARINA CASINO PARTNERSHIP
                               AND
               SHOWBOAT MARINA FINANCE CORPORATION

1.  DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY
    PROCEDURES.

     This Letter is to be completed by Holders (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under "The Exchange Offer - Procedures for Tendering Old Notes." Certificates for all physically tendered Old Notes, as well as this properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

     Any Holder using the procedures for book-entry transfer may make book-entry delivery of the Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent's account in accordance with DTC's procedures for such transfer. In connection with a book-entry transfer, a Letter of Transmittal need not be transmitted to the Exchange Agent, provided that the book-entry transfer procedure must be complied with prior to 5:00 p.m., New York City time, on the Expiration Date.

     Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other documents required by this Letter to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer - Guaranteed Delivery Procedures." Pursuant to such procedures: (i) such tender must be made by or through an
Eligible Institution and a properly completed Notice of Guaranteed Delivery must be signed by each Holder; (ii) on or prior to the Expiration Date, the Exchange Agent must have received from the Holder and such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number or numbers of the tendered Old Notes, and the principal amount of tendered Old Notes, stating that the tender is being made thereby and guaranteeing that, within five business days after the date of delivery of the Notice of Guaranteed Delivery, the tendered Old Notes, this duly executed Letter and any other required documents will be deposited by the Eligible Institution with the Exchange Agent, and (iii) such properly completed and executed documents required by this Letter and the tendered Old Notes in proper form for transfer (or confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) must be received by the Exchange Agent within five business days after the Expiration Date. Any Holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery and Letter of Transmittal relating to such Old Notes prior to 5:00 p.m., New York City time, on the Expiration Date.

     The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See the Prospectus under "The Exchange Offer."

2.  PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-
    ENTRY TRANSFER).

     If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled "Description of Old Notes - Principal Amount at Maturity Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.  SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS;
    GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered Holder of the Old
Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered Holder or Holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.
Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES AND WHICH IS A PARTICIPANT IN THE SECURITY TRANSFER AGENT MEDALLION PROGRAM (COLLECTIVELY, "ELIGIBLE INSTITUTIONS"). IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER; OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering Holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.  TAX IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering Holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering Holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment for taxes, a refund may be obtained.

     Exempt Holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering Holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding; (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to a backup withholding as a result of a failure to report all interest or dividends; or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Company.

6.  TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Expect as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

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

7.  WAIVER OF CONDITIONS.

     The   Company   reserves  the  absolute   right   to   waive
satisfaction  of  any  or  all  conditions  enumerated   in   the
Prospectus.

8.  NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders
will  be  accepted.   All  tendering Holders  of  Old  Notes,  by
execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes, nor shall any of them, incur any liability for failure to give any such notice.

9.  MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

     Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

              TO BE COMPLETED BY ALL TENDERING HOLDERS
                       (See Instruction 5)

                         PAYORS' NAMES:

               SHOWBOAT MARINA CASINO PARTNERSHIP
                               AND
               SHOWBOAT MARINA FINANCE CORPORATION



                      PART 1-PLEASE PROVIDE YOUR TIN

                      IN THE BOX AT RIGHT AND CERTIFY   TIN:
SUBSTITUTE            BY SIGNING AND DATING BELOW.      (Social
                      BELOW.                            Security
                                                        Number or
                                                        Employer
Form W-9                                                Identifi-
Department of the                                       cation
 Treasury                                               Number)
Internal Revenue
Services             PART 2-TIN APPLIED FOR

                     CERTIFICATION:   UNDER  THE  PENALTIES   OF
PAYOR'S REQUEST      PERJURY, I CERTIFY THAT
FOR TAXPAYER         (1) the number shown on this form is my
IDENTIFICATION           correct Taxpayer Identification Number
NUMBER ("TIN")           (or I am waiting for a number to be
AND CERTIFICATION        issued to me),
                     (2) I am not subject to backup withholding
                         either because: (a) I am exempt from
                         backup withholding, or (b) I have not
                         been notified by the Internal Revenue
                         Service (the "IRS") that I am subject to
                         backup withholding as a result of a
                         failure to report all interest or
                         dividends, or (c) the IRS has notified
                         me that I am no longer subject to backup
                         withholding, and
                     (3) any other information provided on this
                         form is true and correct.
                      SIGNATURE               DATE

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.


   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
            THE BOX IN PART 2 OF SUBSTITUTE FORM W-9


     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have made or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office; or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

             Signature                            Date